UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number : 811-06113

The Caldwell & Orkin Funds, Inc.

(Exact name of registrant as specified in charter)

100 S. Ashley Drive, Suite 895

Tampa, Florida 33602

(Address of principal executive offices) (Zip code)

Derek Pilecki

100 S. Ashley Drive, Suite 895

Tampa, Florida 33602

(Name and address of agent for service)

Copies to:

Benjamin Mollozzi

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45256

Registrant’s telephone number, including area code: 1-813-282-7870

Date of fiscal year end: April 30

Date of reporting period: April 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

CALDWELL & ORKIN

GATOR CAPITAL LONG/SHORT FUND

A NO-LOAD MUTUAL FUND
TICKER SYMBOL: **COAGX**

Annual Report

April 30, 2020

Managed By:
GATOR CAPITAL MANAGEMENT, LLC
(800) 467 -7903
https://gatorcapital.com/mutual-funds/gator-capital-long-short-fund/
100 South Ashley Drive, Suite 895
Tampa, Florida 33602

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (800) 467-7903 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at (800) 467-7903 If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

Table of Contents	Caldwell & Orkin - Gator Capital Long/Short Fund
April 30, 2020 (Unaudited)

Management’s Discussion of Fund Performance	2
Investment Results	6
Fund Holdings	8
Schedule of Investments	9
Schedule of Securities Sold Short	13
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	26
Disclosure of Fund Expenses	28
Additional Information	29
Privacy Policy Disclosure	32

Caldwell & Orkin - Gator Capital Long/Short Fund	Management’s Discussion of Fund Performance
April 30, 2020 (Unaudited)

June 15, 2020

Dear Fellow Shareholder:

The Caldwell & Orkin – Gator Capital Long/Short Fund (the “Fund”) declined 26.2%% over the six-month period ending on April 30, 2020. The S&P 500 Total Return Index (“S&P 500”) declined 3.2% during the same period. For the 12-month period ending April 30, 2020, the Fund declined 27.1% while the S&P 500 increased by 0.9%.

Past performance is no guarantee of future results. Please see the standardized performance on page 6.

Management Discussion and Analysis

The Fund lagged through the end of the fiscal year. The Fund’s exposure to Financial stocks was the main contributor to the performance. Financial stocks underperformed the broader market as the economy shutdown in response the Covid-19 pandemic.

The top five equity contributors during the 2020 fiscal year were Blackstone (long), PennyMac Mortgage Investment Trust (long), Victory Capital (long), Caesars Entertainment, (long), and Lennar (long).

The top five equity detractors during the 2020 fiscal year were Tesla (short), BBX Capital Corp. (long), Entercom Communications (long), BankUnited (long), and SunCoke Energy (long).

We ended the 2020 fiscal year with gross long exposure of 88% and gross short exposure of 23% for a total gross exposure of 111% and a net exposure of 65%.

Outlook

We believe the current environment has provided numerous opportunities. We have been working to reposition the portfolio to take advantage of these opportunities.

●

The stocks of some regional banks and lenders have overreacted to the potential for credit losses. Our view is that credit losses may wipe out a significant portion of bank earnings for 2020, but their book values should not decline. Then, earnings will recover in 2021. With most banks trading at 3x-5x normalized earnings, there is opportunity when we restart the economy.

●	Stock market investors are not giving credit to industries that have improving business prospects during this period such as mortgage banks and capital markets firms.

●

In some areas of the market, investors are extrapolating credit stress similar to 2008 levels which is not reflective of the current capital strength of most financial institutions. In some of these cases there is an opportunity for significant return with less risk by buying securities higher in the capital structure such as debt and preferred equity.

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Caldwell & Orkin - Gator Capital Long/Short Fund	Management’s Discussion of Fund Performance
April 30, 2020 (Unaudited)

●

The economy will begin to return to normal as virus cases decline over the next few months. The markets have started to discount this future improvement and turned higher quickly. Over the next several months as companies announce earnings, I expect more clarity around the impact on specific companies.

Below is a more specific discussion of the current positioning:

Long Opportunities

Mortgage Banking & Mortgage Insurance – The entire mortgage sector has sold-off due to the pandemic. We believe this selling is indiscriminate and reflects the experience of investors in 2008-09 when we had a weak housing market that was exacerbated by a recession. In 2008-09, we also had a substantial portion of the mortgages with no or limited documentation to weak borrowers. The obvious difference in 2020 is the housing market has been strong heading into this downturn, and low-doc loans are not prevalent. Given the deferments that lenders will give, we don’t believe mortgage defaults will be a problem. If people do default on their mortgages after the deferments, they do not have many options for less expensive living arrangements like there were in 2008-09. This will deter people from strategically defaulting on their mortgages like many did in 2008-09.

The stocks of companies in the mortgage banking industry have sold off hard, but their underlying business prospects have improved. For example, we purchased shares in PennyMac Financial Services (PFSI) at a 1x the annualized run-rate of Q1 earnings and 60% of tangible book value. Even though the stock is up 50% from our purchase, we believe the stock can double from here.

We are also focused on the opportunity in mortgage insurance. We currently own NMI Holdings (NMIH). We think the market is overly concerned about mortgage losses. Congress had granted mortgage deferrals for up to 12 months. These mortgage payment deferrals will delay recognition of losses by the mortgage insurers and will give borrowers time to recover. Also, the mortgage insurers have purchased reinsurance, so their ultimate risk of loss is overstated. NMIH trades at 3x normalized earnings. We believe the mortgage insurance sector will recover quickly when the economy starts functioning.

Our long-time holdings in Fannie Mae preferred and Ambac are down. We believe they will recover, but the time timeframe for recovery has been pushed out by the pandemic. We believe Fannie Mae’s regulator will have distractions that will delay Fannie’s exit from conservatorship. The catalyst for Ambac is the trial against Bank of America that had been scheduled for July 2020. We believe the date of this trial will slip into the Fall. However, our ultimate target prices for both Fannie Mae preferred and Ambac are unchanged but the time to achieve these targets has extended.

Preferred Stock – In addition to our long-held position in GSE preferred stock, we have opportunistically added new positions in the preferred stocks of several companies. We purchased preferred stock in Ally Financial and Capital One, two companies we know well. These preferred securities are well protected by equity value. At the time of our purchase, these preferred issues were trading at a 30% discount to par and have since

Annual Report | April 30, 2020	3

Caldwell & Orkin - Gator Capital Long/Short Fund	Management’s Discussion of Fund Performance
April 30, 2020 (Unaudited)

rallied 18% and 21%, respectively. We anticipate exiting these positions in the near-term. We also purchased preferred shares in Equitable Holdings, a life insurer, at a 30% discount to par.

We have also been purchasing the preferred stocks of several mortgage REITs. The mortgage REIT sector has been obliterated as banks issued margin calls on the REITs repurchase financing obligations. We have waited for select mortgage REITs to state that they still have positive book values, then we have been purchasing their preferred issues at 40% discounts to face value.

Capital Markets - The capital markets firms are having a strong quarter due to the increase in trading volumes and wider spreads. There will be some negative offsets in their investment banking and credit portfolios, but their businesses are better overall. In fact, both Credit Suisse and Cowen have already made positive comments about their Q1 results. We have exposure through GS, CS, MS, BCS and COWN. We believe these stocks could rally 50% over the balance of 2020.

Growth Regional Banks - We own shares in TFC, PNFP, WAL, OFG, and AX. These companies trade between 3x and 5x normalized earnings. They are growing in the low double-digits. As the April and July earnings reports are released and the path of credit losses for these banks becomes clear, the stocks will rally. We believe these bank stocks have at least 50% upside.

Consumer Finance - We own several consumer lenders (OMF, ALLY, SLM & NAVI) that trade between 2.5x and 4x normalized earnings. Due to the government relief package and payment deferments by the lenders, we believe the rise in consumer credit losses will be more modest than current market expectations. We think these stocks can rally 75% from here.

For example, NAVI trades at 2.5x normalized earnings. In contrast to the market’s reaction, we see their earnings benefiting from a lower rate environment. We don’t think credit losses will skyrocket because their student loan borrowers are seasoned and tend not to have hourly wage jobs in the service sector. Plus, we expect Navient to grant 6-month deferments to any borrower who has trouble making payments. These deferments will extend the life of the loan and will give borrowers time to return to their jobs or find new jobs. We think Navient can double before year-end.

Shorts

High-Multiple Regional Banks - We are short several regional banks trading at multiples of 11x to 19x this year’s earnings. As an industry, regional banks trade around 8x. We think these banks hedge our positions in Growth Regional Banks. We believe these high-multiple banks held up well during the sell-off in March because they were popular short positions among other Financials sector portfolio managers. As these portfolio managers reduced their gross exposures and covered these shorts, we believe they created artificial demand for the stocks. As the market normalizes, valuations between regional banks should converge.

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Caldwell & Orkin - Gator Capital Long/Short Fund	Management’s Discussion of Fund Performance
April 30, 2020 (Unaudited)

REITs - We are short a few REITs. We are short a single-family home REITs, a hotel REIT, and an industrial REIT. We believe the valuations are too high given the potential changes to each of the company’s businesses.

Changes we’ve made recently:

●	Sold KKR because the stock has held up better than most, and we are concerned about the marks on its private equity portfolio.

●

Sold SIVB because the stock had held up better than others, so the rebound potential and valuation was less favorable. Also, the decline in interest rates will affect SIVB more than any other bank. Lastly, we acknowledge that they are vulnerable to a turn in the venture capital cycle.

We are working hard to position the portfolio where we see the most attractive opportunities.

Sincerely,

Derek S. Pilecki, CFA
Portfolio Manager

Annual Report | April 30, 2020	5

Caldwell & Orkin - Gator Capital Long/Short Fund	Investment Results
April 30, 2020 (Unaudited)

Average Annual Total Returns(a) as of April 30, 2020
	One Year	Three Year	Five Year	Ten Year
Caldwell & Orkin - Gator Capital Long/Short Fund	(27.09)%	(9.79)%	(6.86)%	(1.61)%
S&P 500 Total Return Index (b)	0.86%	9.04%	9.12%	11.69%
Eurekahedge Long Short Equities Hedge Fund Index (c)	(3.00)%	1.80%	2.34%	4.57%

Total annualized Fund operating expenses for the Fund is 3.27% as described in the Prospectus, dated August 28, 2019. This amount includes Acquired Fund Fees and Expenses, as well as interest and dividend expenses related to short sales, which if excluded would result in an annual operating expense rate of 2.00%. Additional information about the Fund’s current fees and expenses for the fiscal year ended April 30, 2020 is contained in the Financial Highlights.

(a)

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would have been lower. The table does not reflect the deduction of taxes. The Fund’s returns represent past performance and do not guarantee future results.

(b)

Investors should expect that the Fund’s performance may fluctuate independently of stock market indices, such as the S&P 500 Total Return Index. The S&P 500 Total Return Index is a widely recognized unmanaged index of 500 common stock prices adjusted to reflect the reinvestment of dividends and distributions. You may not invest directly in an index.

(c)

The Eurekahedge Long Short Equities Hedge Fund Index is an unmanaged index comprised of long/short equity hedge funds. According to its sponsor, Eurekahedge Pte. Ltd., the Eurekahedge Index is an equally weighted index of 915 constituent funds designed to provide a broad measure of the performance of underlying hedge fund managers. The returns of the Eurekahedge Index do not include sales charges or fees, which would lower performance. You may not invest directly in an index.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contain important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling (800) 467-7903.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

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Caldwell & Orkin - Gator Capital Long/Short Fund	Investment Results
April 30, 2020 (Unaudited)

Comparison of the Growth of a $10,000 Investment in the Caldwell & Orkin - Gator Capital Long/Short Fund, the S&P 500 Total Return Index, and the Eurekahedge Long Short Equities Hedge Fund Index

The chart above assumes an initial investment of $10,000 made on April 30, 2010 and held through April 30, 2020. The S&P 500 Total Return Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Eurekahedge Long Short Equities Hedge Fund Index is an unmanaged index comprised of long/short equity hedge funds. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 467-7903. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

Annual Report | April 30, 2020	7

Caldwell & Orkin - Gator Capital Long/Short Fund	Fund Holdings
April 30, 2020 (Unaudited)

Net Sector Exposure
April 30, 2020*

*	Sector weightings are calculated as a percentage of net assets and include short positions. Portfolio holdings are subject to change.

The Caldwell & Orkin - Gator Capital Long/Short Fund’s (the “Fund”) investment objective is to provide long-term capital growth with a short-term focus on capital preservation.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, or an as exhibit to its reports on Form N-Q’s successor form, Form N-PORT, within sixty days after the end of the period. The Fund’s portfolio holdings are available at the SEC’s website at www.sec.gov.

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Caldwell & Orkin - Gator Capital Long/Short Fund	Schedule of Investments
April 30, 2020

	Shares	Fair Value
COMMON STOCKS — LONG — 81.99%
Asset Management & Custody Banks — 3.30%
Ameriprise Financial, Inc.	2,500	$287,350
BrightSphere Investment Group, Inc.	15,900	117,819
		405,169
Broadcasting — 1.78%
Entercom Communications Corporation, Class A	52,000	63,440
ViacomCBS, Inc., Class B	8,958	154,615
		218,055
Casinos & Gaming — 4.85%
Las Vegas Sands Corporation	6,000	288,120
Melco Resorts & Entertainment Ltd. - ADR	12,000	189,840
MGM Resorts International	7,000	117,810
		595,770
Communications Equipment — 1.76%
Juniper Networks, Inc.	10,000	216,000

Consumer Finance — 14.36%
Ally Financial, Inc.	13,000	213,070
Capital One Financial Corporation	4,600	297,896
Navient Corporation	45,300	345,186
OneMain Holdings, Inc.	14,000	338,940
SLM Corporation	38,000	316,920
Synchrony Financial	12,600	249,354
		1,761,366
Diversified Banks — 4.65%
Barclays plc, Sponsored - ADR	59,000	312,110
Citigroup, Inc.	5,300	257,368
		569,478
Diversified Capital Markets — 6.65%
Credit Suisse Group AG - ADR	42,000	379,680
Deutsche Bank AG	28,500	211,185
UBS Group AG	20,729	223,044
		813,909
Hotels Resorts & Cruise Lines — 1.43%
BBX Capital Corporation	82,595	175,101

See accompanying notes which are an integral part of these financial statements.

Annual Report | April 30, 2020	9

Caldwell & Orkin - Gator Capital Long/Short Fund	Schedule of Investments
April 30, 2020

	Shares	Fair Value
Investment Banking & Brokerage — 10.51%
Charles Schwab Corporation (The)	8,625	$325,335
Cowen, Inc., Class A(a)	4,725	51,739
Goldman Sachs Group, Inc. (The)	2,100	385,183
Interactive Brokers Group, Inc., Class A	3,700	151,700
Morgan Stanley	5,000	197,150
TD Ameritrade Holding Corporation	4,500	176,715
		1,287,822
Life & Health Insurance — 1.27%
Lincoln National Corporation	4,400	156,068

Mortgage REITs — 0.67%
New Residential Investment Corporation	13,500	82,215

Multi-Sector Holdings — 1.85%
Jefferies Financial Group, Inc.	16,500	226,380

Property & Casualty Insurance — 3.69%
Ambac Financial Group, Inc.(a)	18,700	321,640
MBIA, Inc.(a)	16,000	130,240
		451,880
Real Estate Services — 0.30%
Cushman & Wakefield plc(a)	3,000	36,510

Regional Banks — 12.21%
BankUnited, Inc.	14,000	277,340
CIT Group, Inc.	2,700	51,246
Citizens Financial Group, Inc.	10,500	235,095
ConnectOne Bancorp, Inc.	7,000	104,580
OFG Bancorp	6,750	84,915
Pinnacle Financial Partners, Inc.	4,300	173,075
Sterling Bancorp	19,500	240,435
Western Alliance Bancorporation	9,200	330,097
		1,496,783
Retail REITs — 1.20%
Seritage Growth Properties, Class A	4,800	50,784
Site Centers Corporation	16,000	96,960
		147,744

See accompanying notes which are an integral part of these financial statements.

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Caldwell & Orkin - Gator Capital Long/Short Fund	Schedule of Investments
April 30, 2020

	Shares	Fair Value
Specialized Consumer Services — 1.09%
H&R Block, Inc.	8,000	$133,200

Steel — 1.28%
SunCoke Energy, Inc.(a)	50,000	157,500

Systems Software — 0.98%
BlackBerry Ltd.(a)	28,000	119,840

Technology Hardware Storage & Peripherals — 2.01%
Dell Technologies, Inc., Class C(a)	4,000	170,760
Hewlett Packard Enterprise Company	7,500	75,450
		246,210
Thrifts & Mortgage Finance — 6.15%
MGIC Investment Corporation	28,900	211,259
Mr. Cooper Group, Inc.(a)	800	7,664
NMI Holdings, Inc., Class A(a)	15,000	202,800
PennyMac Financial Services, Inc.	11,000	331,869
		753,592
Total Common Stocks — Long (Cost $14,375,806)		10,050,592
PREFERRED STOCKS — LONG — 5.85%
Financials — 5.85%
Ellington Financial, Inc., 6.75%	5,076	96,546
Federal National Mortgage Association, Series R, 7.63%(a)	17,500	98,875
Federal National Mortgage Association, Series T, 8.25%(a)	17,500	103,949
Gmac Capital Trust I, Series 2, 7.48%	4,334	97,732
Invesco Mortgage Capital, Inc., Series C, 7.50%	4,480	71,053
MFA Financial, Inc., Series C, 6.50%(a)	16,422	249,614

Total Preferred Stocks — Long (Cost $813,754)		717,769

See accompanying notes which are an integral part of these financial statements.

Annual Report | April 30, 2020	11

Caldwell & Orkin - Gator Capital Long/Short Fund	Schedule of Investments
April 30, 2020

	Shares	Fair Value
WARRANTS — LONG — 0.18%
American International Group, Inc., Expires 01/19/21, Strike Price $44(a)	28,500	$21,375
Zions Bancorp NA, Expires 05/22/20, Strike Price $35(a)	1,100	352

Total Warrants — Long (Cost $409,265)		21,727
MONEY MARKET FUNDS — 5.76%
First American Treasury Obligations Fund, Class X, 0.17%(b)	706,605	706,605

Total Money Market Funds (Cost $706,605)		706,605
Total Investments — 93.78% (Cost $16,305,430)		11,496,693

Other Assets in Excess of Liabilities — 6.22%		762,408
NET ASSETS — 100.00%		$12,259,101

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of April 30, 2020.

ADR - American Depositary Receipt.

The sub-industries shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.

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Caldwell & Orkin - Gator Capital Long/Short Fund	Schedule of Securities Sold Short
April 30, 2020

	Shares	Fair Value
COMMON STOCKS — SHORT — (17.96)%
Asset Management & Custody Banks — (2.13)%
Blackstone Group LP (The), Class A	(5,000)	$(261,200)

Consumer Finance — (1.81)%
LendingClub Corporation(a)	(29,000)	(222,430)

Hotel & Resort REITs — (2.64)%
Host Hotels & Resorts, Inc.	(26,300)	(323,752)

Industrial REITs — (2.12)%
Duke Realty Corporation	(7,500)	(260,250)

Investment Banking & Brokerage — (0.46)%
PJT Partners, Inc., Class A	(1,150)	(55,936)

Regional Banks — (6.81)%
City Holding Co.	(2,301)	(155,525)
Community Bank System, Inc.	(2,700)	(168,723)
CVB Financial Corporation	(12,900)	(268,127)
NBT Bancorp, Inc.	(2,250)	(74,543)
Southside Bancshares, Inc.	(200)	(6,082)
Tompkins Financial Corporation	(2,400)	(162,024)
		(835,024)
Thrifts & Mortgage Finance — (1.99)%
Columbia Financial, Inc.(a)	(17,200)	(243,466)

Total Common Stocks — Short (Proceeds Received $2,021,483)		(2,202,058)
EXCHANGE-TRADED FUNDS — SHORT — (1.55)%
Direxion Daily Financial Bear 3X Shares	(8,000)	(190,240)

Total Exchange-Traded Funds — Short (Proceeds Received $298,237)		(190,240)

See accompanying notes which are an integral part of these financial statements.

Annual Report | April 30, 2020	13

Caldwell & Orkin - Gator Capital Long/Short Fund	Schedule of Securities Sold Short
April 30, 2020

	Shares	Fair Value
EXCHANGE-TRADED NOTES — SHORT — (3.19)%
VelocityShares 3x Inverse Silver ETN	(12,290)	$(220,236)
VelocityShares 3x Long Silver ETN	(4,170)	(170,470)

Total Exchange-Traded Notes — Short (Proceeds Received $684,146)		(390,706)
TOTAL SECURITIES SOLD SHORT — (22.70)% (Proceeds Received $3,003,866)		$(2,783,004)

(a)	Non-income producing security.

ADR - American Depositary Receipt.

The sub-industries shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.

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Caldwell & Orkin - Gator Capital Long/Short Fund	Statement of Assets and Liabilities
April 30, 2020

Assets
Investments is securities at fair value (cost $16,305,430)	$11,496,693
Deposit held by broker for securities sold short	3,158,462
Receivable for fund shares sold	88
Receivable for investments sold	388,946
Dividends and interest receivable	12,231
Receivable from Adviser	7,398
Prepaid expenses	19,137
Total Assets	15,082,955

Liabilities
Securities sold short, at value (proceeds received $3,003,866)	2,783,004
Payable to Administrator	5,793
Other accrued expenses	35,057
Total Liabilities	2,823,854

Net Assets	$12,259,101

Net Assets consist of:
Paid-in capital	20,619,753
Accumulated deficit	(8,360,652)
Net Assets	$12,259,101

Shares outstanding, par value $0.10 per share (30,000,000 authorized shares)	805,840

Net asset value, offering price and redemption price per share(a)	$15.21

(a)	Redemption price may differ from net asset value if redemption fee is applied.

See accompanying notes which are an integral part of these financial statements.

Annual Report | April 30, 2020	15

Caldwell & Orkin - Gator Capital Long/Short Fund	Statement of Operations
For the year ended April 30, 2020

Investment Income
Dividend income (net of foreign taxes withheld of $3,782)	$476,141
Interest income	29,493
Total investment income	505,634

Expenses
Investment Advisory fees	195,292
Legal	48,480
Director’s fees and expenses	38,399
Miscellaneous	36,981
Registration	34,334
Fund accounting	21,801
Administration	20,833
Compliance Services	19,500
Audit and tax preparation	15,000
Report printing	14,026
Custodian	10,387
Transfer agent	9,750
Insurance	8,126
Pricing	4,181
Sub transfer agent fees	4,146
Interest	100,296
Dividend expense on securities sold short	211,499
Total expenses	793,031
Fees contractually waived and expenses reimbursed by Adviser	(92,036)
Net operating expenses	700,995
Net investment loss	(195,361)

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	634,932
Securities sold short	616,165
Foreign currency transactions	(42)
Change in unrealized appreciation/depreciation on:
Investments	(5,251,751)
Securities sold short	(926,005)
Foreign currency translations	18
Net realized and change in unrealized loss on investments and securities sold short	(4,926,683)
Net decrease in net assets resulting from operations	$(5,122,044)

See accompanying notes which are an integral part of these financial statements.

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Caldwell & Orkin - Gator Capital Long/Short Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(195,361)	$(316,123)
Net realized gain on investments, securities sold short and foreign currency translations	1,251,055	425,184
Net change in unrealized depreciation of investments, securities sold short and foreign currency translations	(6,177,738)	(902,674)
Net decrease in net assets resulting from operations	(5,122,044)	(793,613)

Capital Transactions
Proceeds from shares sold	343,089	975,619
Amount paid for shares redeemed	(6,234,398)	(26,695,781)
Proceeds from redemption fees (Note 2)	549	1,013
Net decrease in net assets resulting from capital transactions	(5,890,760)	(25,719,149)
Total Decrease in Net Assets	(11,012,804)	(26,512,762)

Net Assets
Beginning of year	23,271,905	49,784,667
End of year	$12,259,101	$23,271,905

Share Transactions
Shares sold	19,315	47,546
Shares redeemed	(329,132)	(1,347,903)
Net decrease in shares outstanding	(309,817)	(1,300,357)

See accompanying notes which are an integral part of these financial statements.

Annual Report | April 30, 2020	17

Caldwell & Orkin - Gator Capital Long/Short Fund	Financial Highlights

For a share outstanding during each year.

	For the Year Ended April 30, 2020		For the Year Ended April 30, 2019		For the Year Ended April 30, 2018		For the Year Ended April 30, 2017	For the Year Ended April 30, 2016
Selected Per Share Data
Net asset value, beginning of year	$20.86		$20.61		$20.72		$21.57	$22.94
Investment operations:
Net investment income	(0.20	)(a)	(0.19	)(a)	(0.24	)(a)	(0.25)	(0.36)
Net realized and unrealized gain (loss) on investments	(5.45)		0.44	(b)	0.13	(b)	(0.60)	0.30
Total from investment operations	(5.65)		0.25		(0.11)		(0.85)	(0.06)

Less distributions to shareholders from:
Net realized gains	—		—		—		—	(1.32)
Total distributions	—		—		—		—	(1.32)

Paid in capital from redemption fees	—	(c)	—	(c)	—	(c)	— (c)	0.01
Net asset value, end of year	$15.21		$20.86		$20.61		$20.72	$21.57

Total Return(d)	(27.09)%		1.21%		(0.53)%		(3.94)%	(0.56)%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$12,259		$23,272		$49,785		$116,610	$208,328
Ratios to Average Net Assets:
Ratio of net expenses to average net assets(e)	3.60%		3.19%		2.41%		2.00%	2.95%
Ratio of expenses to average net assets before waiver by Adviser	4.08%		3.31%		2.41%		2.00%	2.95%
Ratio of net investment loss to average net assets	(1.00)%		(0.92)%		(1.19)%		(1.18)%	(2.06)%
Portfolio Turnover Rate	87%		240%		531%		500%	415%

(a)	Calculated using average shares outstanding.
(b)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e)

Excluding dividend and interest expense, the ratios of net expenses to average net assets were 2.00%, 2.00%, 1.85%, 1.40% and 1.37% for the fiscal years ended April 30, 2020, 2019, 2018, 2017 and 2016, respectively.

See accompanying notes which are an integral part of these financial statements.

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Caldwell & Orkin - Gator Capital Long/Short Fund	Notes to Financial Statements
April 30, 2020

1. ORGANIZATION

The Caldwell & Orkin - Gator Capital Long/Short Fund (the “Fund”), formerly the Caldwell & Orkin Market Opportunity Fund, is the only investment portfolio of The Caldwell & Orkin Funds, Inc. (the “Company”), an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and incorporated under the laws of the State of Maryland on August 15, 1989. The Fund’s investment objective is to provide long-term capital growth with a short-term focus on capital preservation. Gator Capital Management, LLC (the “Adviser”), the Fund’s investment adviser, uses a fundamental driven, multi-dimensional investment process focusing on active allocation, security selection and surveillance to achieve the Fund’s investment objective.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Securities are stated at the closing price on the date at which the net asset value (“NAV”) is being determined. If the date of determination is not a trading date, or the closing price is not otherwise available, the last bid price is used for a fair value instead. Debt securities are valued at the price provided by an independent pricing service. Any assets or securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”) in accordance with the Fund’s Fair Value Pricing Policy.

Securities Transactions and Related Investment Income

The Fund follows industry practice and records securities transactions on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined using the specific identification method. Interest income which includes amortization of premium and accretion of discount, is accrued as earned.

Annual Report | April 30, 2020	19

Caldwell & Orkin - Gator Capital Long/Short Fund	Notes to Financial Statements
April 30, 2020

Fair Value Measurements

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – quoted prices which are not active quoted prices for similar assets or liabilities in active markets or inputs other than quoted process that are observable (either directly or indirectly) for substantially the full term of the asset of liability

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used as of April 30, 2020 in valuing the Fund’s investments carried at value:

Investments in Securities*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$10,050,592	$—	$—	$10,050,592
Preferred Stock	717,769	—	—	717,769
Warrants	21,727	—	—	21,727
Money Market Funds	706,605	—	—	706,605
Total	$11,496,693	$—	$—	$11,496,693

Liabilities
Securities Sold Short
Common Stocks	$(2,202,058)	$—	$—	$(2,202,058)
Exchange-Traded Funds	(190,240)	—	—	(190,240)
Exchange-Traded Notes	(390,706)	—	—	(390,706)
Total	$(2,783,004)	$—	$—	$(2,783,004)

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Caldwell & Orkin - Gator Capital Long/Short Fund	Notes to Financial Statements
April 30, 2020

The Fund did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

The Fund charges a 2.00% redemption fee on shares held less than 90 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation. For the fiscal year ended April 30, 2020 the Fund recorded $549 in redemption fee proceeds.

Federal Income Taxes

The Fund makes no provision for federal income tax or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Fund recognizes tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

Annual Report | April 30, 2020	21

Caldwell & Orkin - Gator Capital Long/Short Fund	Notes to Financial Statements
April 30, 2020

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Fund has entered into a management agreement (the “Management Agreement”) with the Adviser pursuant to which the Adviser provides space, facilities, equipment and personnel necessary to perform administrative and investment management services for the Fund. The Management Agreement provides that the Adviser is responsible for the management of the Fund’s portfolio. For such services and expenses assumed by the Adviser, the Fund pays a monthly advisory fee at incremental annual rates as follows:

Advisory Fee	Average Daily Net Assets
1.00%	Up to $250 million
0.90%	In excess of $250 million but not greater than $500 million
0.80%	In excess of $500 million

The Adviser has agreed to reimburse the Fund to the extent necessary to prevent the Fund’s annual ordinary operating expenses (excluding taxes, expenses related to the execution of portfolio transactions and the investment activities of the Fund such as, for example, interest, dividend expenses on securities sold short, brokerage commissions and fees and expenses charged to the Fund by any investment company in which the Fund invests and extraordinary charges such as litigation costs) from exceeding 2.00% of the Fund’s average net assets. For the fiscal year ended April 30, 2020, the Adviser waived fees and reimbursed expenses in the amount of $92,036 for the Fund. During the fiscal year ended April 30, 2020, the Adviser earned $195,292 from the Fund, before the waiver described above.

Ultimus Fund Solutions, LLC (the “Administrator”) provides fund accounting, fund administration and transfer agency services under a Master Services Agreement to the Fund. The Fund pays the Administrator fees for its services under the Master Services Agreement. In addition, the Fund pays out-of-pocket expenses including, but not limited to postage, supplies and costs of pricing the Fund’s securities. For the fiscal year ended April 30, 2020, the Administrator earned fees of $20,833 for administration services, $21,801 for fund accounting services, $9,750 for transfer agent services.

Ultimus Fund Distributors, LLC (the “Distributor”) serves as distributor to the Fund. The Fund does not pay the Distributor for these services. The Distributor is a wholly-owned subsidiary of the Administrator.

Certain officers of the Fund are also officers of the Administrator and the Distributor.

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Caldwell & Orkin - Gator Capital Long/Short Fund	Notes to Financial Statements
April 30, 2020

4. DIRECTOR COMPENSATION

The Fund pays each Director, in cash, an annual fee of $8,000 per year, plus $1,500 for each in-person meeting attended and $1,000 for each telephonic meeting attended. The Fund also reimburses Directors’ actual out-of-pocket expenses relating to attendance at meetings.

5. INVESTMENT PORTFOLIO TRANSACTIONS

During the fiscal year ended April 30, 2020, the Fund purchased $14,361,672 and sold $20,030,675 of securities, excluding securities sold short and short-term investments.

Short Sales and Segregated Cash

Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To initiate such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date, completing the transaction.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

All short sales must be fully collateralized. The Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum required. Deposits with brokers for securities sold short are invested in money market instruments. Segregated cash is held at the custodian in the name of the broker per a tri-party agreement between the Fund, the custodian, and the broker.

The Fund may also sell short “against the box”, i.e., the Fund enters into a short sale as described above, while holding an offsetting long position in the same security which it sold short. If the Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding.

The Fund limits the value of its short positions (excluding short sales “against the box”) to 60% of the Fund’s total net assets. At April 30, 2020, the Fund had approximately 23% of its total net assets in short positions.

For the fiscal year ended April 30, 2020, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $21,149,300 and $30,694,523, respectively.

Annual Report | April 30, 2020	23

Caldwell & Orkin - Gator Capital Long/Short Fund	Notes to Financial Statements
April 30, 2020

6. FEDERAL TAX INFORMATION

As of April 30, 2020, the net unrealized appreciation (depreciation) of investments, including short securities, for tax purposes was as follows:

Gross unrealized appreciation	$100,859
Gross unrealized depreciation	(5,242,807)
Net unrealized depreciation on investments	$(5,141,948)
Tax cost of investments	$13,855,637

At April 30, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(3,218,704)
Unrealized depreciation	(5,141,948)
$(8,360,652)

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of wash losses and investments in partnerships and certain other investments.

Certain capital losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. Late year Ordinary Losses incurred after December 31 are deemed to arise on the first business day of the Fund’s following taxable year. For the tax year ended April 30, 2020, the Fund deferred $77,600 in Qualified Late Year Ordinary Losses.

As of April 30, 2020, the Fund has available for tax purposes an unused capital loss carryforward of $2,999,322 of short-term capital losses and $141,782 of long-term capital losses with no expiration, which are available to offset against future taxable net capital gains.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended April 30, 2020, the Fund increased accumulated earnings by $295,126 and decreased paid-in capital by $295,126. These reclassifications are due to investments in partnerships, commodities, nondeductible dividend expenses and certain other temporary and permanent book and tax reclassifications.

7. COMMITMENTS AND CONTINGENCIES

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent

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Caldwell & Orkin - Gator Capital Long/Short Fund	Notes to Financial Statements
April 30, 2020

permissible under applicable law. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. MARKET RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Annual Report | April 30, 2020	25

Caldwell & Orkin - Gator Capital Long/Short Fund	Report of Independent Registered Public Accounting Firm
April 30, 2020

To the Shareholders and Board of Directors
of Caldwell & Orkin - Gator Capital Long/Short Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Caldwell & Orkin - Gator Capital Long/Short Fund (the “Fund”), a series of shares of The Caldwell & Orkin Funds, Inc., including the schedule of investments, as of April 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 1998.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as

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Caldwell & Orkin - Gator Capital Long/Short Fund	Report of Independent Registered Public Accounting Firm
April 30, 2020

evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 26, 2020

Annual Report | April 30, 2020	27

Caldwell & Orkin - Gator Capital Long/Short Fund	Disclosure of Fund Expenses
April 30, 2020 (Unaudited)

We believe it is important for you to understand the impact of fees and expenses on your investment in the Fund. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs related to the purchase and redemption of Fund shares, including redemption fees and brokerage commissions (if applicable); and (2) ongoing costs, including management fees, administrative expenses, portfolio transaction costs and other Fund expenses. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The below example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, November 1, 2019 through April 30, 2020. The table below illustrates the Fund’s expenses in two ways:

Based on Actual Fund Returns

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Based on a Hypothetical 5% Return for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During the Period(a)	Annualized Expense Ratio
Actual	$1,000.00	$ 737.60	$16.90	3.91%
Hypothetical(b)	$1,000.00	$ 1,005.41	$19.50	3.91%

(a) Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(b) Hypothetical assumes 5% annual return before expenses.

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Caldwell & Orkin - Gator Capital Long/Short Fund	Additional Information
April 30, 2020 (Unaudited)

Caldwell & Orkin Board of Directors and Officers (as of April 30, 2020)

Name, Position(s) Held with Fund, and Age	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
DISINTERESTED DIRECTORS
Frederick T. Blumer Director and Chairman of the Board Year of Birth: 1958	Indefinite Term, Director Since 1990, Chairman Since 2004	Mr. Blumer is the Chairman & CEO of Mile Auto, Inc. (since March 2017) and Chairman of Vehcon, Inc. (since 2012), and was CEO of Vehcon, Inc. (from 2012-2017).	One	None
Rhett E. Ingerick Director and Chairman of the Audit Committee Year of Birth: 1974	Indefinite Term, Since 2018	Mr. Ingerick is a Senior Developer, Analytics & BI for Kforce Inc. (2015-present). Prior to that he was a Senior Integration Developer for Talbots, Inc. (2014-2015).	One	Gator Series Trust
Bevin E. Newton Director Year of Birth: 1971	Indefinite Term, Since 2018

Ms. Newton is currently Workday Administration Manager for Aveanna Healthcare (February 2020-Present). Prior to that, she was an Independent Contract Project Manager (October 2018-November 2019), a Choreographer and Instructor at Dance Stop Studios/Dance Stop Company (June 2016-2019), and the Dance and Movement Consultant/ Instructor for the Walton High School Marching Band and Color Guard (May 2017-November 2019). In addition, she was Executive Director for The Roswell United Methodist Church Foundation (April 2012 - May 2016) and a Choreographer and Instructor at The Cartersville School of Ballet/Cartersville City Ballet (2004-2018).

			One	Gator Series Trust

Annual Report | April 30, 2020	29

Caldwell & Orkin - Gator Capital Long/Short Fund	Additional Information
April 30, 2020 (Unaudited)

Name, Position(s) Held with Fund, and Age	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
INTERESTED DIRECTOR
Derek Pilecki* President Year of Birth: 1970	Indefinite Term, Since 2018	Mr. Pilecki is President and Chief Investment Officer for Gator Capital Management, LLC (2008 – present).	N/A	Gator Series Trust

*	Mr. Pilecki is an interested Director because he is an employee of the Manager.

Name, Position(s) Held with Fund, and Age	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen	Other Directorships Held
OFFICERS WHO ARE NOT DIRECTORS
Erik Anderson Treasurer Year of Birth: 1976	Indefinite Term, Since 2017

Mr. Anderson is Chief Financial Officer at Oakpoint Advisors (January 2016 - present) and serves as Chief Financial Officer for Gator Capital Management, LLC (2012 - present). Previously he was Chief Financial Officer of Praesidis Advisors LLC (2008 - December 2015).

			N/A	N/A
Charles C. Black Chief Compliance Officer Year of Birth: 1979	Since 2016

Mr. Black is the Director of Compliance Services at CCO Technology, LLC (d/b/a Joot) (2019 to present). Previously, Mr. Black was a Senior Compliance Officer at Ultimus Fund Solutions, LLC (2015 to 2019), Chief Compliance Officer of Ultimus Managers Trust (January 2016 to 2019), Assistant Chief Compliance Officer of Ultimus Managers Trust (April 2015 - January 2016) and Senior Compliance Manager at Touchstone Mutual Funds (2013 to 2015).

			N/A	N/A

30	1-800-467-7903 | https://gatorcapital.com/mutual-funds/gator-capital-long-short-fund/

Caldwell & Orkin - Gator Capital Long/Short Fund	Additional Information
April 30, 2020 (Unaudited)

Name, Position(s) Held with Fund, and Age	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held
Benjamin V. Mollozzi Secretary Year of Birth: 1984	Since 2017	Mr. Mollozzi is an Attorney at Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (since 2015). Previously, Mr. Mollozzi was a Buyer and Planner for Procter & Gamble (2012 to 2015).	N/A	N/A
Zachary P. Richmond Assistant Treasurer Year of Birth: 1980	Since 2018

Mr. Richmond is Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC (since February 2019). Previously, Mr. Richmond was Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019); Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015).

			N/A	N/A

The Fund’s Statement of Additional Information (“SAI”) includes information about the directors and is available, without charge, upon request. You may call toll-free (800) 467-7903 to request a copy of the SAI or to make shareholder inquiries.

Annual Report | April 30, 2020	31

CUSTOMER PRIVACY NOTICE
FACTS	WHAT DOES CALDWELL & ORKIN FUNDS, INC. DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ Assets

■ Retirement Assets

■ Transaction History

■ Checking Account Information

■ Purchase History

■ Account Balances

■ Account Transactions

■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Caldwell & Orkin Funds, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Caldwell & Orkin Funds, Inc. share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
For our affiliates’ marketing purposes	Yes	Yes*

Questions?	Call (800) 467-7903

To limit our sharing

*Call (813) 282-7870

Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

32	1-800-467-7903 | https://gatorcapital.com/mutual-funds/gator-capital-long-short-fund/

Who we are
Who is providing this notice?	Caldwell & Orkin Funds, Inc. Caldwell & Orkin - Gator Capital Long/Short Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does Caldwell & Orkin Funds, Inc. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Caldwell & Orkin Funds, Inc. collect my personal information?

We collect your personal information, for example, when you

■ Open an account

■ Provide account information

■ Give us your contact information

■ Make deposits or withdrawals from your account

■ Make a wire transfer

■ Tell us where to send the money

■ Tell us who receives the money

■ Show your government-issued ID

■ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■ Affiliates from using your information to market to you

■ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Gator Capital Management, LLC the investment adviser to Caldwell & Orkin Funds, Inc., could be deemed an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Caldwell & Orkin Funds, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Caldwell & Orkin Funds, Inc. does not jointly market.

Annual Report | April 30, 2020	33

CALDWELL & ORKIN - Gator Capital Long/Short Fund
Annual Report to Shareholders

BOARD OF DIRECTORS Frederick T. Blumer, Independent Chairman Derek Pilecki, President Bevin E. Newton Rhett E. Ingerick	TRANSFER, REDEMPTION & DIVIDEND DISBURSING AGENT Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246-0707	LEGAL COUNSEL Kilpatrick Townsend & Stockton LLP 1001 West Fourth Street Winston-Salem, NC 27101-2400
INVESTMENT ADVISER Gator Capital Management, LLC 100 S. Ashley Drive, Suite 895 Tampa, FL 33602	CUSTODIAN U.S. Bank, N.A. 425 Walnut St. Cincinnati, OH 45202
DISTRIBUTOR Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

The Caldwell & Orkin - Gator Capital Long/Short Fund’s (the “Fund”) portfolio may or may not have positions in any of the companies referenced in this Report to Shareholders as of any date after April 30, 2020. The commentary reflects the views of the investment manager through the end of the period or through the date of this report, as the case may be. Of course, these views are subject to change as market and other conditions warrant. These financial statements are submitted for the general information of the Fund’s shareholders. They are not authorized for distribution to prospective investors unless preceded or accompanied by an effective Fund Prospectus.

Availability of Proxy Voting Policy & Procedures, Proxy Voting Record and Code of Ethics - A description of a) the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, b) how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and c) the Code of Ethics applicable to the principal officers of the Fund are available without charge, upon request, by calling toll- free (800) 467-7903, or on the Securities and Exchange Commission’s (the “Commission’s”) website at http://www.sec.gov.

Fund Information - For more information about the Fund please call (800) 467-7903 or visit the Fund’s website at https://gatorcapital.com/mutual-funds/gator-capital-long-short-fund/.

Gator Capital Management, LLC

100 S. Ashley Drive, Suite 895
Tampa, Fl 33602

Item 2. Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the registrant's code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant's code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

(f) The registrant has included a copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. This code of ethics is included as an Exhibit on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2020: $14,200

Fiscal year ended 2019: $14,200

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2020: $0

Fiscal year ended 2019: $0

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2020: $2,800

Fiscal year ended 2019: $2,800

Fees for 2019 and 2018 related to the review of the registrant's tax returns. Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2020: $0

Fiscal year ended 2019: $0

Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X

Pre-Approval of Audit and Permitted Non-Audit Services Provided to the Company

Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefor. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section (B) shall be presented to the full Committee at each of its scheduled meetings.

De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.	such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended April 30, 2018 and April 30, 2019 are $0 and $0, respectively

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of	Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Caldwell & Orkin Funds, Inc.

By (Signature and Title)*		/s/ Derek Pilecki
Derek Pilecki, President and Principal Executive Officer

Date	6/26/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Derek Pilecki
Derek Pilecki, President and Principal Executive Officer

Date	6/26/2020

By (Signature and Title)*		/s/ Erik Anderson
Erik Anderson, Treasurer and Principal Financial Officer

Date	6/26/2020